LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$1,870,087,000 (Approximate)

STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-HE1 SENIOR/SUBORDINATE CERTIFICATES

Available Funds Floaters

No Hard Cap – Act/360 – No Delay

To 10% Call								
Class	Approximate Size ($)[1]	Coupon/ Benchmark	Est. WAL[2] (yrs.)	Payment Window[2] (mos.)	Initial C/E[3] (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody's/Fitch)
A1[4]	337,333,000	1 M LIBOR	1.00	1-22	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A2[4]	220,000,000	1 M LIBOR	2.92	22-68	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A3[4]	257,763,000	1 M LIBOR	0.88	1-20	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A4[4]	145,135,000	1 M LIBOR	2.00	20-31	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A5[4]	96,118,000	1 M LIBOR	3.75	31-68	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A6[4]	118,144,000	1 M LIBOR	6.37	68-78	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A7[5]	143,256,000	1 M LIBOR	2.23	1-78	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A8[5]	35,814,000	1 M LIBOR	2.23	1-78	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A9[6]	185,734,000	1 M LIBOR	2.25	1-78	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
M1	92,095,000	1 M LIBOR	4.62	43-78	13.20%	TBD	7/25/2035	AA+/Aa1/AA+
M2	52,626,000	1 M LIBOR	4.51	41-78	10.40%	TBD	7/25/2035	AA/Aa2/AA
M3	31,011,000	1 M LIBOR	4.47	40-78	8.75%	TBD	7/25/2035	AA-/Aa3/AA-
M4	28,192,000	1 M LIBOR	4.44	39-78	7.25%	TBD	7/25/2035	A+/A1/A+
M5	27,253,000	1 M LIBOR	4.42	39-78	5.80%	TBD	7/25/2035	A/A2/A
M6	18,795,000	1 M LIBOR	4.40	38-78	4.80%	TBD	7/25/2035	A-/A3/A-
M7	18,795,000	1 M LIBOR	4.39	38-78	3.80%	TBD	7/25/2035	BBB+/Baa1/BBB+
M8	11,277,000	1 M LIBOR	4.39	38-78	3.20%	TBD	7/25/2035	BBB/Baa2/BBB
M9	13,156,000	1 M LIBOR	4.37	37-78	2.50%	TBD	7/25/2035	BBB/Baa3/BBB
B1	18,795,000	1 M LIBOR	4.18	37-77	1.50%	TBD	7/25/2035	BBB-/Ba1/BBB-
B2	4,699,000	1 M LIBOR	3.77	37-59	1.00%	TBD	7/25/2035	BBB-/NR/NR
B3	4,699,000	[6.00]%	3.77	37-59	1.00%	N/A	7/25/2035	BBB-/NR/NR
B4	9,397,000	1 M LIBOR	3.19	37-46	0.50%	TBD	7/25/2035	BB+/NR/NR

(1) Subject to a permitted variance of ±5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in month s 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 , A2, A3, A4, A5 and A6 Certificates are the Senior Certificates of Group 1.

(5)

The Class A7 and A8 Certificates are the Senior Certificates of Group 2.

(6)

The Class A9 Certificates are the Senior Certificates of Group 3.

To Maturity								
Class	Approximate Size ($)(1)	Coupon/ Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E(3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody's/Fitch)
A1(4)	337,333,000	1 M LIBOR	1.00	1-22	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A2(4)	220,000,000	1 M LIBOR	2.92	22-68	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A3(4)	257,763,000	1 M LIBOR	0.88	1-20	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A4(4)	145,135,000	1 M LIBOR	2.00	20-31	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A5(4)	96,118,000	1 M LIBOR	3.75	31-68	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A6(4)	118,144,000	1 M LIBOR	8.39	68-185	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A7(5)	143,256,000	1 M LIBOR	2.43	1-187	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A8(5)	35,814,000	1 M LIBOR	2.43	1-187	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
A9(6)	185,734,000	1 M LIBOR	2.48	1-187	18.10%	TBD	7/25/2035	AAA/Aaa/AAA
M1	92,095,000	1 M LIBOR	5.10	43-149	13.20%	TBD	7/25/2035	AA+/Aa1/AA+
M2	52,626,000	1 M LIBOR	4.96	41-137	10.40%	TBD	7/25/2035	AA/Aa2/AA
M3	31,011,000	1 M LIBOR	4.88	40-128	8.75%	TBD	7/25/2035	AA-/Aa3/AA-
M4	28,192,000	1 M LIBOR	4.83	39-121	7.25%	TBD	7/25/2035	A+/A1/A+
M5	27,253,000	1 M LIBOR	4.76	39-114	5.80%	TBD	7/25/2035	A/A2/A
M6	18,795,000	1 M LIBOR	4.68	38-106	4.80%	TBD	7/25/2035	A-/A3/A-
M7	18,795,000	1 M LIBOR	4.61	38-99	3.80%	TBD	7/25/2035	BBB+/Baa1/BBB+
M8	11,277,000	1 M LIBOR	4.53	38-91	3.20%	TBD	7/25/2035	BBB/Baa2/BBB
M9	13,156,000	1 M LIBOR	4.42	37-85	2.50%	TBD	7/25/2035	BBB/Baa3/BBB
B1	18,795,000	1 M LIBOR	4.18	37-77	1.50%	TBD	7/25/2035	BBB-/Ba1/BBB-
B2	4,699,000	1 M LIBOR	3.77	37-59	1.00%	TBD	7/25/2035	BBB-/NR/NR
B3	4,699,000	[6.00]%	3.77	37-59	1.00%	N/A	7/25/2035	BBB-/NR/NR
B4	9,397,000	1 M LIBOR	3.19	37-46	0.50%	TBD	7/25/2035	BB+/NR/NR

(1) Subject to a permitted variance of ±5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in month s 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 , A2, A3, A4, A5 and A6 Certificates are the Senior Certificates of Group 1.

(5)

The Class A7 and A8 Certificates are the Senior Certificates of Group 2.

(6)

The Class A9 Certificates are the Senior Certificates of Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1, A2, A3, A4, A5 and A6 Certificates, in the following order of priority:

a.

To the Class A1, A2, A3, A4 and A5, concurrently as follows, in proportion to the aggregate balance of the related bonds:

i.

to the Class A1 and A2 Certificates, sequentially and in that order, until reduced to zero; and

ii.

to the Class A3, A4 and A5 Certificates, sequentially and in that order, until reduced to zero;

b.

To the Class A6 Certificates, until reduced to zero;

B)

All principal from Group 2 will be paid to the Class A7 and A8 Certificates, until reduced to zero:

a.

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 2 will be paid to the Class A7 and Class A8 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 2 will be paid to the Class A7 and Class A8 Certificates, sequentially and in that order, until they have been reduced to zero; and

C)

All principal from Group 3 will be paid to the Class A9 Certificates, until reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all of the Senior Certificates have been reduced to zero;

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order, until reduced to zero;

4)

To the Class B2 and B3 Certificates, concurrently and in proportion to their outstanding principal balance, until reduced to zero; and

5)

To the Class B4 Certificates, until reduced to zero.

Principal Payment Priority (continued)

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate;

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage;

4)

To the Class B2 and B3 Certificates, concurrently and in proportion to their outstanding principal balance, until the aggregate Credit Enhancement behind the Class B2 and B3 Certificates is equal to two times the related initial enhancement percentage in the aggregate; and

5)

To the Class B4 Certificates, until the Credit Enhancement behind such class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 36.20%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, A7, A8, A9, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B4 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein). Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The Interest Rate for the Class B3 Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated fixed rate and (ii) the Subordinate Net Funds Cap. Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on July 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. The “Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1, A2, A3, A4, A5 and A6 Certificates from Group 1 Interest, on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Class A7 and A8 Certificates from Group 2 Interest, on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A9 Certificates from Group 3 Interest;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order;

(9)

To pay Current Interest and Carryforward Interest to the Class B2 and B3 Certificates on a pro rata basis;

(10)

To pay Current Interest and Carryforward Interest to the Class B4 Certificates;

(11)

To pay the Credit Risk Manager Fee;

(12)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(13)

Any interest remaining after the application of (1) through (12) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcolla teralization Target;

(14)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(15)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(16)

To pay to the Class B2 and  B3 Certificates, concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(17)

To the Class B4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(18)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, any Deferred Amounts;

(19)

To pay to the Class B2 and B3 Certificates concurrently in proportion to their respective Deferred Amounts, any Deferred Amounts;

(20)

To the Class B4 Certificates, any Deferred Amounts; and

(21)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement. Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Rate of					Rate of
Approximate		Payment by		Approximate	Payment by
Notional Balance		Trust		Notional Balance	Trust
Month	($)	(%)	Month	($)	(%)
1	0.00	0.00	31	309,965,000.00	4.14
2	1,812,859,000.00	3.53	32	289,789,000.00	4.15
3	1,757,373,000.00	3.61	33	273,318,000.00	4.16
4	1,703,577,000.00	3.70	34	259,834,000.00	4.17
5	1,651,419,000.00	3.78	35	247,014,000.00	4.17
6	1,600,849,000.00	3.85	36	234,825,000.00	4.18
7	1,551,819,000.00	3.85	37	223,236,000.00	4.19
8	1,504,282,000.00	3.85	38	212,220,000.00	4.20
9	1,458,192,000.00	3.88	39	201,749,000.00	4.20
10	1,413,506,000.00	3.89	40	191,793,000.00	4.21
11	1,370,181,000.00	3.91	41	182,326,000.00	4.21
12	1,328,174,000.00	3.93	42	173,324,000.00	4.22
13	1,278,049,000.00	3.94	43	164,767,000.00	4.23
14	1,228,230,000.00	3.95	44	156,631,000.00	4.23
15	1,178,812,000.00	3.96	45	148,896,000.00	4.24
16	1,129,887,000.00	3.98	46	141,543,000.00	4.25
17	1,081,542,000.00	3.99	47	134,552,000.00	4.25
18	1,033,863,000.00	4.09	48	127,907,000.00	4.26
19	986,927,000.00	4.12	49	121,586,000.00	4.27
20	940,809,000.00	4.13	50	115,580,000.00	4.27
21	895,580,000.00	4.15	51	109,867,000.00	4.28
22	851,306,000.00	4.16	52	104,436,000.00	4.28
23	808,045,000.00	4.17	53	99,274,000.00	4.29
24	765,852,000.00	4.11	54	94,367,000.00	4.30
25	609,602,000.00	4.09	55	89,702,000.00	4.30
26	520,083,000.00	4.10	56	85,265,000.00	4.31
27	454,471,000.00	4.11	57	81,049,000.00	4.32
28	404,589,000.00	4.12	58	77,040,000.00	4.33
29	365,695,000.00	4.13	59	73,228,000.00	4.34
30	334,813,000.00	4.13	60	69,607,000.00	4.35

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To the Class B2 and B3 Certificates, on a pro rata basis, Current Interest and Carryforward Interest, to the extent not yet paid;

(6)

To the Class B4 Certificates, Current Interest and Carryforward Interest, to the extent not yet paid;

(7)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(9)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(10)

To the Class B2 and B3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, on a pro rata basis, to the extent not yet paid;

(11)

To the Class B4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, any Deferred Amounts, to the extent not yet paid(1);

(13)

To the Class B2 and B3 Certificates, on a pro rata basis, any Deferred Amounts, to the extent not yet paid (1);

(14)

To the Class B4 Certificates, any Deferred Amounts, to the extent not yet paid(1);

(15)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(16)

All remaining amounts to the holder of the Class X Certificates.

(1)

Amounts paid under steps (7), (12), (13) and (14) must be limited t o Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to

(a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of

(i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group, and further provided that with respect to the Class B3 Certificates, clause (b) for each Group will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and

(B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The Mortgage Loans were originated by Finance America (54.06%) and Ameriquest (45.94%) and are serviced by HomEq Servicing Corporation.

Mortgage Insurance

Approximately 70.40% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust. MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions. The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B4 Certificates, the Class B2 and Class B3 Certificates pro rata in proportion to their respective Class Principal Amounts , the Class B1 Certificates and the Class M Certificates in inverse order of priority. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”. The balance of the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes. Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B4 Certificates will increase to 1.5 times their initial margins and the stated rate on the Class B3 Certificates will increase to [6.50]%.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5, A6, A7, A8 and A9 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3, A4, A5, A6, A7, A8 and A9 will have the preferential rig ht to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates. The Class B1 Certificates will be senior to the other Classes of Class B Certificates with a higher numerical designation. The Class B2 and B3 Certificates will be senior to the Class B4 Certificates. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: the Class B4 Certificates, until reduced to zero, then pro rata in proportion to their respective Class Principal Amounts to the Class B2 and B3 Certificates, until reduced to zero, then to the Class B1 Certificates, until reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”). Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down. The OC Target with respect to any Distribution Date is

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 40% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date	Loss Percentage
August 2008 to July 2009	2.25% for the first month, plus an additional 1/12th of
1.50% for each month thereafter
August 2009 to July 2010	3.75% for the first month, plus an additional 1/12th of
0.50% for each month thereafter
August 2010 to July 2011	4.25% for the first month, plus an additional 1/12th of
1.00% for each month thereafter
August 2011 and thereafter	5.25%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 2.25%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certific ates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

Lehman Brothers Contact
MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212)526-2693

Rating Agency Contacts
S&P	Carissa Hinman	(212) 438-1567
Moody’s	Michael Labuskes	(212) 553-2935
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-HE1
Depositor:	Structured Asset Securities Corporation
Trustee:	[TBD]
Securities Administrator:	[TBD]
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in August 2005

Statistical Calculation Date:	Approximately 70.78% of the Mortgage Loans are as of May 1, 2005.
Approximately 29.22% of the Mortgage Loans are as of May 19, 2005.
Cut-Off Date:	July 1, 2005
Pricing Date:	Week of June 13, 2005
Closing Date:	July 29, 2005
Settlement Date:	July 29, 2005
Delay Days:	0 day delay – LIBOR Certificates
24 day delay – Fixed Rate Certificates
Dated Date:	July 25, 2005
Day Count:	Actual/360 – LIBOR Certificates
30/360 – Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee for the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates.
Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and the Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A , Class M and the Class B1, [B2 and B3] Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call
% PPA(1)	50%	75%	100%	125%	150%
Class A1
Avg. Life (yrs)	1.74	1.25	1.00	0.84	0.72
Window (mos)	1-42	1-28	1-22	1-19	1-16
Expected Final Mat.	1/25/2009	11/25/2007	5/25/2007	2/25/2007	11/25/2006
Class A2
Avg. Life (yrs)	6.39	4.23	2.92	2.06	1.73
Window (mos)	42-138	28-93	22-68	19-34	16-27
Expected Final Mat.	1/25/2017	4/25/2013	3/25/2011	5/25/2008	10/25/2007
Class A3
Avg. Life (yrs)	1.49	1.10	0.88	0.73	0.63
Window (mos)	1-35	1-23	1-20	1-16	1-14
Expected Final Mat.	6/25/2008	6/25/2007	3/25/2007	11/25/2006	9/25/2006
Class A4
Avg. Life (yrs)	4.13	2.73	2.00	1.67	1.45
Window (mos)	35-72	23-48	20-31	16-24	14-21
Expected Final Mat.	7/25/2011	7/25/2009	2/25/2008	7/25/2007	4/25/2007
Class A5
Avg. Life (yrs)	8.32	5.53	3.75	2.37	1.92
Window (mos)	72-138	48-93	31-68	24-34	21-27
Expected Final Mat.	1/25/2017	4/25/2013	3/25/2011	5/25/2008	10/25/2007
Class A6
Avg. Life (yrs)	12.80	8.61	6.37	4.40	2.52
Window (mos)	138-156	93-105	68-78	34-60	27-34
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	5/25/2008
Class A7
Avg. Life (yrs)	4.51	3.05	2.23	1.63	1.26
Window (mos)	1-156	1-105	1-78	1-60	1-34
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	5/25/2008
Class A8
Avg. Life (yrs)	4.51	3.05	2.23	1.63	1.26
Window (mos)	1-156	1-105	1-78	1-60	1-34
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	5/25/2008
Class A9
Avg. Life (yrs)	4.55	3.08	2.25	1.65	1.27
Window (mos)	1-156	1-105	1-78	1-60	1-34
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	5/25/2008

(1) Assumes the Prepayment Assumption as defined on page 3.

Sensitivity Analysis - To 10% Call
% PPA(1)	50%	75%	100%	125%	150%
Class M1
Avg. Life (yrs)	8.50	5.70	4.62	4.61	3.61
Window (mos)	49-156	38-105	43-78	49-60	34-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M2
Avg. Life (yrs)	8.50	5.70	4.51	4.17	3.99
Window (mos)	49-156	38-105	41-78	45-60	48-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M3
Avg. Life (yrs)	8.50	5.69	4.47	4.01	3.99
Window (mos)	49-156	37-105	40-78	43-60	48-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M4
Avg. Life (yrs)	8.50	5.69	4.44	3.92	3.92
Window (mos)	49-156	37-105	39-78	42-60	45-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M5
Avg. Life (yrs)	8.50	5.69	4.42	3.85	3.74
Window (mos)	49-156	37-105	39-78	40-60	43-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M6
Avg. Life (yrs)	8.50	5.69	4.40	3.81	3.62
Window (mos)	49-156	37-105	38-78	40-60	42-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M7
Avg. Life (yrs)	8.50	5.69	4.39	3.76	3.53
Window (mos)	49-156	37-105	38-78	39-60	40-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M8
Avg. Life (yrs)	8.50	5.69	4.39	3.75	3.48
Window (mos)	49-156	37-105	38-78	38-60	40-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009
Class M9
Avg. Life (yrs)	8.50	5.69	4.37	3.71	3.42
Window (mos)	49-156	37-105	37-78	38-60	39-48
Expected Final Mat.	7/25/2018	4/25/2014	1/25/2012	7/25/2010	7/25/2009

(1) Assumes the Prepayment Assumption as defined on page 3.

Sensitivity Analysis - To 10% Call
% PPA(1)	50%	75%	100%	125%	150%
Class B1
Avg. Life (yrs)	8.18	5.47	4.18	3.56	3.26
Window (mos)	49-155	37-104	37-77	37-59	38-47
Expected Final Mat.	6/25/2018	3/25/2014	12/25/2011	6/25/2010	6/25/2009
Class B2
Avg. Life (yrs)	7.36	4.91	3.77	3.21	3.11
Window (mos)	49-122	37-81	37-59	37-46	37-38
Expected Final Mat.	9/25/2015	4/25/2012	6/25/2010	5/25/2009	9/25/2008
Class B3
Avg. Life (yrs)	7.36	4.91	3.77	3.21	3.11
Window (mos)	49-122	37-81	37-59	37-46	37-38
Expected Final Mat.	9/25/2015	4/25/2012	6/25/2010	5/25/2009	9/25/2008
Class B4
Avg. Life (yrs)	5.77	3.86	3.19	3.07	3.07
Window (mos)	49-95	37-63	37-46	37-37	37-37
Expected Final Mat.	6/25/2013	10/25/2010	5/25/2009	8/25/2008	8/25/2008

(1) Assumes the Prepayment Assumption as defined on page 3.

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%
Class A1			
Avg. Life (yrs)	1.19	0.76	0.55
Window (mos)	1-31	1-20	1-14
Expected Final Mat.	2/25/2008	3/25/2007	9/25/2006
Class A2			
Avg. Life (yrs)	4.84	2.88	1.80
Window (mos)	31-106	20-68	14-31
Expected Final Mat.	5/25/2014	3/25/2011	2/25/2008
Class A3			
Avg. Life (yrs)	0.99	0.64	0.46
Window (mos)	1-25	1-16	1-12
Expected Final Mat.	8/25/2007	11/25/2006	7/25/2006
Class A4			
Avg. Life (yrs)	3.09	1.89	1.33
Window (mos)	25-55	16-30	12-21
Expected Final Mat.	2/25/2010	1/25/2008	4/25/2007
Class A5			
Avg. Life (yrs)	6.34	3.75	2.16
Window (mos)	55-106	30-68	21-31
Expected Final Mat.	5/25/2014	3/25/2011	2/25/2008
Class A6			
Avg. Life (yrs)	9.77	6.31	3.46
Window (mos)	106-119	68-77	31-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class A7			
Avg. Life (yrs)	3.35	2.08	1.28
Window (mos)	1-119	1-77	1-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class A8			
Avg. Life (yrs)	3.35	2.08	1.28
Window (mos)	1-119	1-77	1-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class A9			
Avg. Life (yrs)	3.35	2.07	1.28
Window (mos)	1-119	1-77	1-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010

22

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%
Class M1			
Avg. Life (yrs)	6.46	4.62	4.55
Window (mos)	37-119	43-77	52-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M2			
Avg. Life (yrs)	6.46	4.51	4.20
Window (mos)	37-119	41-77	47-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M3			
Avg. Life (yrs)	6.46	4.46	3.97
Window (mos)	37-119	40-77	44-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M4			
Avg. Life (yrs)	6.46	4.43	3.85
Window (mos)	37-119	39-77	43-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M5			
Avg. Life (yrs)	6.46	4.41	3.75
Window (mos)	37-119	39-77	41-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M6			
Avg. Life (yrs)	6.46	4.39	3.69
Window (mos)	37-119	38-77	40-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M7			
Avg. Life (yrs)	6.46	4.38	3.64
Window (mos)	37-119	38-77	39-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M8			
Avg. Life (yrs)	6.46	4.38	3.60
Window (mos)	37-119	38-77	39-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010
Class M9			
Avg. Life (yrs)	6.46	4.36	3.58
Window (mos)	37-119	37-77	38-55
Expected Final Mat.	6/25/2015	12/25/2011	2/25/2010

23

Sensitivity Analysis - To 10% Call
% CPR	20%	30%	40%
Class B1
Avg. Life (yrs)	6.22	4.18	3.43
Window (mos)	37-118	37-76	38-54
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010
Class B2
Avg. Life (yrs)	5.59	3.77	3.12
Window (mos)	37-93	37-60	37-42
Expected Final Mat.	4/25/2013	7/25/2010	1/25/2009
Class B3
Avg. Life (yrs)	5.59	3.77	3.12
Window (mos)	37-93	37-60	37-42
Expected Final Mat.	4/25/2013	7/25/2010	1/25/2009
Class B4
Avg. Life (yrs)	4.37	3.19	3.07
Window (mos)	37-72	37-46	37-37
Expected Final Mat.	7/25/2011	5/25/2009	8/25/2008

Sensitivity Analysis - To Maturity
% PPA(1)	50%	75%	100%	125%	150%
Class A1
Avg. Life (yrs)	1.74	1.25	1.00	0.84	0.72
Window (mos)	1-42	1-28	1-22	1-19	1-16
Expected Final Mat.	1/25/2009	11/25/2007	5/25/2007	2/25/2007	11/25/2006
Class A2
Avg. Life (yrs)	6.39	4.23	2.92	2.06	1.73
Window (mos)	42-138	28-93	22-68	19-34	16-27
Expected Final Mat.	1/25/2017	4/25/2013	3/25/2011	5/25/2008	10/25/2007
Class A3
Avg. Life (yrs)	1.49	1.10	0.88	0.73	0.63
Window (mos)	1-35	1-23	1-20	1-16	1-14
Expected Final Mat.	6/25/2008	6/25/2007	3/25/2007	11/25/2006	9/25/2006
Class A4
Avg. Life (yrs)	4.13	2.73	2.00	1.67	1.45
Window (mos)	35-72	23-48	20-31	16-24	14-21
Expected Final Mat.	7/25/2011	7/25/2009	2/25/2008	7/25/2007	4/25/2007
Class A5
Avg. Life (yrs)	8.32	5.53	3.75	2.37	1.92
Window (mos)	72-138	48-93	31-68	24-34	21-27
Expected Final Mat.	1/25/2017	4/25/2013	3/25/2011	5/25/2008	10/25/2007
Class A6
Avg. Life (yrs)	16.15	11.28	8.39	6.01	2.52
Window (mos)	138-310	93-240	68-185	34-149	27-34
Expected Final Mat.	5/25/2031	7/25/2025	12/25/2020	12/25/2017	5/25/2008
Class A7
Avg. Life (yrs)	4.85	3.32	2.43	1.80	1.26
Window (mos)	1-311	1-242	1-187	1-150	1-34
Expected Final Mat.	6/25/2031	9/25/2025	2/25/2021	1/25/2018	5/25/2008
Class A8
Avg. Life (yrs)	4.85	3.32	2.43	1.80	1.26
Window (mos)	1-311	1-242	1-187	1-150	1-34
Expected Final Mat.	6/25/2031	9/25/2025	2/25/2021	1/25/2018	5/25/2008
Class A9
Avg. Life (yrs)	4.92	3.38	2.48	1.84	1.27
Window (mos)	1-311	1-242	1-187	1-151	1-34
Expected Final Mat.	6/25/2031	9/25/2025	2/25/2021	2/25/2018	5/25/2008

(1) Assumes the Prepayment Assumption as defined on page 3.

Sensitivity Analysis - To Maturity
% PPA(1)	50%	75%	100%	125%	150%
Class M1
Avg. Life (yrs)	9.31	6.34	5.10	5.00	5.65
Window (mos)	49-269	38-195	43-149	49-117	34-123
Expected Final Mat.	12/25/2027	10/25/2021	12/25/2017	4/25/2015	10/25/2015
Class M2
Avg. Life (yrs)	9.27	6.30	4.96	4.52	5.03
Window (mos)	49-253	38-180	41-137	45-107	53-86
Expected Final Mat.	8/25/2026	7/25/2020	12/25/2016	6/25/2014	9/25/2012
Class M3
Avg. Life (yrs)	9.22	6.26	4.88	4.34	4.44
Window (mos)	49-240	37-171	40-128	43-100	49-80
Expected Final Mat.	7/25/2025	10/25/2019	3/25/2016	11/25/2013	3/25/2012
Class M4
Avg. Life (yrs)	9.17	6.22	4.83	4.23	4.16
Window (mos)	49-230	37-163	39-121	42-95	45-76
Expected Final Mat.	9/25/2024	2/25/2019	8/25/2015	6/25/2013	11/25/2011
Class M5
Avg. Life (yrs)	9.10	6.16	4.76	4.12	3.95
Window (mos)	49-219	37-154	39-114	40-89	43-71
Expected Final Mat.	10/25/2023	5/25/2018	1/25/2015	12/25/2012	6/25/2011
Class M6
Avg. Life (yrs)	9.01	6.09	4.68	4.03	3.80
Window (mos)	49-206	37-144	38-106	40-82	42-66
Expected Final Mat.	9/25/2022	7/25/2017	5/25/2014	5/25/2012	1/25/2011
Class M7
Avg. Life (yrs)	8.90	6.00	4.61	3.94	3.67
Window (mos)	49-194	37-135	38-99	39-77	40-61
Expected Final Mat.	9/25/2021	10/25/2016	10/25/2013	12/25/2011	8/25/2010
Class M8
Avg. Life (yrs)	8.78	5.90	4.53	3.86	3.56
Window (mos)	49-179	37-124	38-91	38-70	40-56
Expected Final Mat.	6/25/2020	11/25/2015	2/25/2013	5/25/2011	3/25/2010
Class M9
Avg. Life (yrs)	8.61	5.77	4.42	3.75	3.45
Window (mos)	49-171	37-116	37-85	38-66	39-52
Expected Final Mat.	10/25/2019	3/25/2015	8/25/2012	1/25/2011	11/25/2009

(1) Assumes the Prepayment Assumption as defined on page 3.

Sensitivity Analysis - To Maturity
% PPA(1)	50%	75%	100%	125%	150%
Class B1
Avg. Life (yrs)	8.18	5.47	4.18	3.56	3.26
Window (mos)	49-155	37-104	37-77	37-59	38-47
Expected Final Mat.	6/25/2018	3/25/2014	12/25/2011	6/25/2010	6/25/2009
Class B2
Avg. Life (yrs)	7.36	4.91	3.77	3.21	3.11
Window (mos)	49-122	37-81	37-59	37-46	37-38
Expected Final Mat.	9/25/2015	4/25/2012	6/25/2010	5/25/2009	9/25/2008
Class B3
Avg. Life (yrs)	7.36	4.91	3.77	3.21	3.11
Window (mos)	49-122	37-81	37-59	37-46	37-38
Expected Final Mat.	9/25/2015	4/25/2012	6/25/2010	5/25/2009	9/25/2008
Class B4
Avg. Life (yrs)	5.77	3.86	3.19	3.07	3.07
Window (mos)	49-95	37-63	37-46	37-37	37-37
Expected Final Mat.	6/25/2013	10/25/2010	5/25/2009	8/25/2008	8/25/2008

(1) Assumes the Prepayment Assumption as defined on page 3.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%
Class A1			
Avg. Life (yrs)	1.19	0.76	0.55
Window (mos)	1-31	1-20	1-14
Expected Final Mat.	2/25/2008	3/25/2007	9/25/2006
Class A2			
Avg. Life (yrs)	4.84	2.88	1.80
Window (mos)	31-106	20-68	14-31
Expected Final Mat.	5/25/2014	3/25/2011	2/25/2008
Class A3			
Avg. Life (yrs)	0.99	0.64	0.46
Window (mos)	1-25	1-16	1-12
Expected Final Mat.	8/25/2007	11/25/2006	7/25/2006
Class A4			
Avg. Life (yrs)	3.09	1.89	1.33
Window (mos)	25-55	16-30	12-21
Expected Final Mat.	2/25/2010	1/25/2008	4/25/2007
Class A5			
Avg. Life (yrs)	6.34	3.75	2.16
Window (mos)	55-106	30-68	21-31
Expected Final Mat.	5/25/2014	3/25/2011	2/25/2008
Class A6			
Avg. Life (yrs)	12.56	8.16	4.53
Window (mos)	106-255	68-171	31-122
Expected Final Mat.	10/25/2026	10/25/2019	9/25/2015
Class A7			
Avg. Life (yrs)	3.64	2.26	1.39
Window (mos)	1-255	1-172	1-122
Expected Final Mat.	10/25/2026	11/25/2019	9/25/2015
Class A8			
Avg. Life (yrs)	3.64	2.26	1.39
Window (mos)	1-255	1-172	1-122
Expected Final Mat.	10/25/2026	11/25/2019	9/25/2015
Class A9			
Avg. Life (yrs)	3.63	2.26	1.39
Window (mos)	1-254	1-171	1-122
Expected Final Mat.	9/25/2026	10/25/2019	9/25/2015

28

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%
<u>Class M1</u>			
Avg. Life (yrs)	7.12	5.06	5.21
Window (mos)	37-212	43-140	52-99
Expected Final Mat.	3/25/2023	3/25/2017	10/25/2013
<u>Class M2</u>			
Avg. Life (yrs)	7.08	4.91	4.48
Window (mos)	37-197	41-130	47-92
Expected Final Mat.	12/25/2021	5/25/2016	3/25/2013
<u>Class M3</u>			
Avg. Life (yrs)	7.05	4.84	4.24
Window (mos)	37-186	40-122	44-87
Expected Final Mat.	1/25/2021	9/25/2015	10/25/2012
<u>Class M4</u>			
Avg. Life (yrs)	7.01	4.79	4.09
Window (mos)	37-178	39-117	43-83
Expected Final Mat.	5/25/2020	4/25/2015	6/25/2012
<u>Class M5</u>			
Avg. Life (yrs)	6.95	4.72	3.97
Window (mos)	37-170	39-111	41-78
Expected Final Mat.	9/25/2019	10/25/2014	1/25/2012
<u>Class M6</u>			
Avg. Life (yrs)	6.88	4.66	3.87
Window (mos)	37-160	38-103	40-73
Expected Final Mat.	11/25/2018	2/25/2014	8/25/2011
<u>Class M7</u>			
Avg. Life (yrs)	6.79	4.59	3.78
Window (mos)	37-150	38-97	39-69
Expected Final Mat.	1/25/2018	8/25/2013	4/25/2011
<u>Class M8</u>			
Avg. Life (yrs)	6.69	4.52	3.69
Window (mos)	37-139	38-90	39-63
Expected Final Mat.	2/25/2017	1/25/2013	10/25/2010
<u>Class M9</u>			
Avg. Life (yrs)	6.55	4.41	3.60
Window (mos)	37-131	37-84	38-60
Expected Final Mat.	6/25/2016	7/25/2012	7/25/2010

29

Sensitivity Analysis - To Maturity
% CPR	20%	30%	40%
Class B1
Avg. Life (yrs)	6.22	4.18	3.43
Window (mos)	37-118	37-76	38-54
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010
Class B2
Avg. Life (yrs)	5.59	3.77	3.12
Window (mos)	37-93	37-60	37-42
Expected Final Mat.	4/25/2013	7/25/2010	1/25/2009
Class B3
Avg. Life (yrs)	5.59	3.77	3.12
Window (mos)	37-93	37-60	37-42
Expected Final Mat.	4/25/2013	7/25/2010	1/25/2009
Class B4
Avg. Life (yrs)	4.37	3.19	3.07
Window (mos)	37-72	37-46	37-37
Expected Final Mat.	7/25/2011	5/25/2009	8/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates. For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

	Group 1 Senior	Group 2 Senior	Group 3 Senior			Group 1 Senior	Group 2 Senior	Group 3 Senior
	Net	Net	Net	Subordinate		Net	Net	Net	Subordinate
	Funds	Funds	Funds	Net Funds		Funds	Funds	Funds	Net Funds
Period	Cap (%)	Cap (%)	Cap (%)	Cap (%)	Period	Cap (%)	Cap (%)	Cap (%)	Cap (%)
1	5.86516	5.77996	5.89057	5.85831	40	14.56043	14.50156	14.44923	14.54017
2	21.40216	21.31703	21.42759	21.39532	41	14.92611	14.86487	14.80975	14.90495
3	21.74796	21.66004	21.77424	21.74090	42	14.32721	14.26754	14.21320	14.30651
4	20.72325	20.63819	20.74867	20.71642	43	14.21145	14.15138	14.09605	14.19054
5	21.13135	21.04346	21.15759	21.12429	44	15.68947	15.61136	15.54807	15.66333
6	20.22435	20.13928	20.24969	20.21751	45	14.23485	14.16191	14.09364	14.20933
7	20.09913	20.01403	20.12441	20.09228	46	14.59307	14.51735	14.44576	14.56650
8	22.15530	22.06100	22.18318	22.14769	47	14.01411	13.94049	13.87021	13.98819
9	19.93120	19.84589	19.95623	19.92429	48	14.36807	14.29165	14.21801	14.34109
10	20.54260	20.45422	20.56827	20.53541	49	13.79643	13.72213	13.64990	13.77012
11	19.81989	19.73415	19.84454	19.81289	50	13.76101	13.67663	13.60244	13.73208
12	20.41844	20.32961	20.44372	20.41115	51	14.11146	14.02627	13.94959	14.08204
13	19.60720	19.52101	19.63147	19.60010	52	13.55448	13.47173	13.39657	13.52583
14	19.43857	19.35215	19.46265	19.43142	53	13.89997	13.81414	13.73550	13.87017
15	19.89612	19.80659	19.92080	19.88868	54	13.35008	13.26672	13.18969	13.32107
16	19.04668	18.95982	19.07037	19.03943	55	13.25233	13.16865	13.09071	13.22313
17	19.46055	19.37055	19.48483	19.45301	56	14.63369	14.52864	14.43981	14.59813
18	18.53325	18.44593	18.55655	18.52590	57	13.12817	13.02756	12.95810	13.09600
19	18.30628	18.21900	18.32965	18.29895	58	13.46587	13.37352	13.28896	13.43384
20	20.18345	20.08693	20.20892	20.17529	59	12.93622	12.84650	12.76391	12.90505
21	19.99744	19.94393	19.98731	19.98999	60	13.27043	13.17736	13.09124	13.23805
22	20.61921	20.56288	20.60663	20.61114	61	9.46290	9.37249	9.28843	9.43140
23	19.88933	19.83378	19.87508	19.88115	62	9.44115	9.35039	9.26562	9.40949
24	20.49444	20.43615	20.47789	20.48566	63	9.73583	9.63915	9.55441	9.70278
25	17.71051	17.65226	17.69385	17.70173	64	9.39986	9.30962	9.22326	9.36815
26	16.49245	16.43376	16.47486	16.48350	65	9.69048	9.59685	9.50696	9.65755
27	16.78133	16.73017	16.74413	16.77089	66	9.35584	9.26485	9.17725	9.32382
28	15.57543	15.52546	15.53830	15.56513	67	9.33374	9.24237	9.15418	9.30156
29	15.56983	15.51772	15.53030	15.55900	68	10.30924	10.20766	10.10940	10.27345
30	14.68001	14.62911	14.64063	14.66934	69	9.29170	9.19722	9.11121	9.25907
31	14.37758	14.32620	14.33707	14.36671	70	9.57839	9.48401	9.39094	9.54494
32	15.28598	15.20928	15.21950	15.26903	71	9.24706	9.15533	9.06477	9.21456
33	14.74235	14.68476	14.66757	14.72663	72	9.53216	9.43696	9.34289	9.49843
34	15.10196	15.04204	15.02336	15.08551	73	9.20224	9.10969	9.01823	9.16946
35	14.49262	14.43422	14.41528	14.47649	74	9.17976	9.08681	8.99492	9.14685
36	14.84757	14.78680	14.76633	14.83069	75	9.46481	9.36600	9.27389	9.43050
37	14.24637	14.18714	14.16648	14.22984	76	9.13692	9.04428	8.95137	9.10399
38	14.19919	14.12910	14.10691	14.17990	77	9.41813	9.32195	9.22560	9.38396
39	15.17038	15.10995	15.05694	15.14966	78	9.09169	8.99818	8.90462	9.05850

(1) Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2) Assumes 100% of the Prepayment Assumption as defined on page 3.

(3) Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.47%	31	3.25%
2	2.10%	32	3.68%
3	2.15%	33	3.39%
4	1.93%	34	3.52%
5	1.98%	35	3.34%
6	1.77%	36	3.47%
7	1.76%	37	3.29%
8	2.17%	38	3.38%
9	1.72%	39	3.57%
10	1.84%	40	3.41%
11	1.68%	41	3.55%
12	1.79%	42	3.39%
13	1.64%	43	3.38%
14	1.62%	44	3.83%
15	1.75%	45	3.39%
16	1.58%	46	3.53%
17	1.71%	47	3.37%
18	1.47%	48	3.50%
19	1.42%	49	3.32%
20	1.86%	50	3.31%
21	3.22%	51	3.49%
22	3.33%	52	3.31%
23	3.14%	53	3.45%
24	3.31%	54	3.27%
25	3.17%	55	3.26%
26	3.15%	56	3.71%
27	3.49%	57	3.26%
28	3.32%	58	3.41%
29	3.45%	59	3.24%
30	3.27%	60	3.39%

(1)

Based on gradually in creasing one-month LIBOR and six-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 3.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) assumes 100% of the Prepayment Assumption as defined on page 3, (2) 40% loss severity, (3) 6 month lag from default to loss,

(4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

CDR Break-Even		Cumulative Loss
Class	(%)	(%)
M1	21.41	16.922
M2	17.18	14.497
M3	14.92	13.065
M4	12.97	11.742
M5	11.20	10.462
M6	10.01	9.556
M7	8.81	8.602
M8	8.11	8.025
M9	7.28	7.321
B1	6.19	6.361
B2	5.74	5.952
B3	5.74	5.952
B4	4.84	5.113

SAIL 2005-HEI Collateral Summary - Aggregate
Total Number of Loans	9,873	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$1,879,483,809	Yes	47.6%
Average Loan Principal Balance	$190,366	No	52.4%
Fixed Rate	19.7%
Adjustable Rate	80.3%	Primary Mortgage Insurance Coverage
Prepayment Penalty	75.1%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.1%	Yes	70.4%
Weighted Average Margin	5.9%	No	29.6%
Weighted Average Initial Periodic Cap	2.6%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	13.1%	First	98.5%
Weighted Average Floor	7.1%	Second	1.5%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	354	Loan Purpose
Weighted Average Loan Age (mo.)	2	Cash Out Refinance	49.6%
Weighted Average Combined LTV	85.9%	Purchase	37.3%
Weighted Average Effective Combined LTV	71.7%	Debt Consolidation	7.6%
Weighted Average Full Combined LTV	89.8%	Rate/Term Refinance	5.5%
% of Loans with Junior Liens	21.2%
Non-Zero Weighted Average FICO	622	Geographic Distribution
Non-Zero Weighted Average DTI	38.2%	(Other states account individually for less than
% IO Loans	26.3%	3% of the Statistical Cut-off Date principal balance)
		CA	33.3%
Product Type		FL	8.2%
2/28 ARM (Libor)	70.9%	IL	6.8%
Fixed Rate	18.2%	AZ	5.8%
3/27 ARM (Libor)	9.0%	NY	4.5%
Balloon	1.4%	CO	3.0%
Other	0.4%
		Occupancy Status
Documentation Type		Primary Home	90.5%
Full	62.2%	Investment	8.7%
Stated	34.1%	Second Home	0.8%
Limited	3.6%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Aggregate

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non - IO Loans:
2/28 ARM (Libor)	4,706	$845,562,850.96	44.99%	7.354%	100.00%	601	85.26%	58.74%	44.75%
2/13 ARM (Libor)	4	636,224.15	0.03	7.188	100.00	592	88.10	54.79	89.61
2/18 ARM (Libor)	4	403,739.63	0.02	6.993	100.00	640	93.43	69.79	85.04
3/27 ARM (Libor)	828	165,444,102.15	8.80	7.352	100.00	610	90.06	55.21	63.39
3/12 ARM (Libor)	1	110,677.97	0.01	7.875	100.00	698	88.19	0.00	100.00
3/17 ARM (Libor	1	118,116.52	0.01	7.500	100.00	613	90.00	0.00	100.00
5/25 ARM (Libor)	30	7,112,384.10	0.38	6.993	100.00	635	80.95	82.47	47.49
Balloon	542	27,152,696.03	1.44	10.692	0.00	641	99.94	78.04	0.00
Fixed Rate	2,142	339,453,303.11	18.06	7.179	0.00	627	87.68	70.56	76.49
Subtotal (Non-IO):	8,258	$1,385,994,094.62	73.74%	7.374%	73.55%	610	86.70%	61.70%	53.93%
Interest-Only Loans:
2/28 ARM (Libor)	1,590	$486,680,480.70	25.89%	6.499%	100.00%	655	83.44%	63.72%	29.09%
3/27 ARM (Libor)	15	3,862,235.11	0.21	6.573	100.00	646	92.09	54.85	72.50
Fixed Rate	10	2,946,998.36	0.16	6.506	0.00	665	89.12	81.26	100.00
Subtotal (IO Loans):	1,615	$493,489,714.17	26.26%	6.500%	99.40%	655	83.55%	63.76%	29.86%
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	42	$14,214,834.91	2.88%	6.672%	100.00%	643	92.53%	53.57%	79.15%
36	14	3,624,235.12	0.73	6.496	100.00	647	92.55	58.46	70.70
60	1,559	475,650,644.14	96.39	6.495	99.38	655	83.21	64.10	28.07
Total:	1,615	$493,489,714.17	100.00%	6.500%	99.40%	655	83.55%	63.76%	29.86%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	746	$26,493,776.04	1.41%	9.794%	40.35%	607	89.09%	87.77%	13.52%
50,000.01 - 100,000.00	2,126	161,585,362.22	8.60	8.098	62.18	607	86.43	74.82	36.84
100,000.01 - 150,000.00	2,169	269,205,972.52	14.32	7.555	73.32	611	86.11	71.01	45.26
150,000.01 - 200,000.00	1,375	238,414,649.10	12.69	7.317	80.61	609	86.02	64.13	51.57
200,000.01 - 250,000.00	937	209,998,141.03	11.17	7.117	80.63	617	86.01	64.51	53.44
250,000.01 - 300,000.00	679	186,191,368.21	9.91	7.000	82.66	623	85.79	52.74	52.53
300,000.01 - 350,000.00	479	155,691,394.63	8.28	6.834	81.39	626	85.99	56.48	59.60
350,000.01 - 400,000.00	435	162,830,908.83	8.66	6.765	84.94	636	85.93	55.41	52.66
400,000.01 - 450,000.00	320	136,020,888.89	7.24	6.629	87.18	638	85.54	58.52	53.12
450,000.01 - 500,000.00	210	99,654,842.08	5.30	6.629	92.03	633	84.99	59.53	46.15
500,000.01 - 550,000.00	143	75,244,568.79	4.00	6.628	90.94	641	86.83	58.80	56.72
550,000.01 - 600,000.00	129	74,198,486.39	3.95	6.473	92.19	638	84.48	58.82	41.80
600,000.01 - 650,000.00	61	38,221,834.65	2.03	6.792	90.18	619	84.53	52.44	11.46
650,000.01 >=	64	45,731,615.41	2.43	6.937	86.05	629	83.57	50.25	4.31
Total:	9,873	$1,879,483,808.79	%100.00	7.144%	80.34%	622	85.87%	%	47.61%

Lien Position
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	9,270	$1,850,357,640.74	98.45%	7.088%	81.60%	621	85.65%	61.98%	48.36%
2nd Lien	603	29,126,168.05	1.55	10.724	0.00	639	99.94	79.03	0.00
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate(continue)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose

Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Ave. Original CLTV (%)	Full Doc (%)	% MI

Cash Out Refinance	4,505	$932,889,791.45	49.64%	7.080%	73.91%	612	86.24%	61.90%	59.68%
Purchase	4,153	701,048,303.48	37.30	7.274	88.04	637	85.99	61.22	33.66
Debt Consolidation	622	142,282,704.54	7.57	6.956	93.42	615	83.34	63.46	36.69
Rate/Term Refinance	593	103,263,009.32	5.49	7.108	68.07	613	85.17	70.56	48.26
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Ave. Original CLTV (%)	Full Doc (%)	% MI

Primary Home	8,586	$1,701,155,691.66	90.51%	7.077%	80.16%	619	85.86%	63.52%	46.03%
Investment	1,210	163,521,455.17	8.70	7.826	83.48	642	85.90	50.40	61.53
Second Home	77	14,806,661.96	0.79	7.403	66.19	640	86.58	45.87	75.16
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Original Terms to Stated Maturity

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Ave. Original CLTV (%)	Full Doc (%)	% MI

(months)
1 - 180	684	$37,643,821.84	2.00%	10.005%	1.98%	635	96.16%	73.54%	13.12%
181 - 240	55	6,668,551.03	0.35	7.107	7.83	637	89.21	71.88	89.37
241 - 360	9,134	1,835,171,435.92	97.64	7.086	82.21	621	85.65	61.98	48.16
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Ave. Original CLTV (%)	Full Doc (%)	% MI
(months)
1 - 180	684	$37,643,821.84	2.00%	10.005%	1.98%	635	96.16%	73.54%	13.12%
181 - 240	55	6,668,551.03	0.35	7.107	7.83	637	89.21	71.88	89.37
241 - 360	9,134	1,835,171,435.92	97.64	7.086	82.21	621	85.65	61.98	48.16
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

CA	1,890	$626,209,108.98	33.32%	6.599%	87.89%	636	84.75%	57.42%	46.06%
FL	871	153,327,768.47	8.16	7.401	74.61	616	86.60	53.98	57.82
IL	690	128,468,903.08	6.84	7.385	87.23	618	86.65	54.74	50.54
AZ	733	108,202,006.59	5.76	7.207	86.84	621	85.52	74.76	36.17
NY	271	83,759,670.38	4.46	7.215	64.17	622	89.64	47.16	74.48
CO	332	57,267,247.42	3.05	6.977	89.12	616	85.00	79.27	28.87
TX	475	52,941,351.64	2.82	7.928	72.45	607	85.08	63.62	30.60
MD	236	48,855,147.82	2.60	7.290	79.77	607	86.92	72.11	64.89
NJ	203	48,533,079.45	2.58	7.444	79.44	618	85.92	53.41	61.50
OH	473	48,498,353.13	2.58	7.661	49.93	598	88.53	77.99	51.85
Other	3,699	523,421,171.83	27.85	7.488	75.32	613	86.10	68.54	44.28
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistic al Cut-off Date.

Original Combined Loan-to-Value Ratio*
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	187	$30,601,153.90	1.63%	7.033%	86.66%	580	50.90%	52.60%	0.00%
60.01 - 70.00%	327	58,916,529.61	3.13	6.966	88.21	582	66.52	51.35	0.00
70.01 - 80.00%	2,285	489,954,396.83	26.07	6.649	95.38	636	79.08	70.95	0.00
80.01 - 85.00%
With MI:	1,109	233,194,014.25	12.41	6.897	67.13	604	84.47	61.55	100.00
Without MI:	513	78,077,691.77	4.15	7.624	79.27	588	84.71	69.00	0.00
85.01 - 90.00%
With MI:	2,120	432,758,231.39	23.03	7.164	73.80	625	89.63	60.31	100.00
Without MI:	909	149,309,618.04	7.94	7.737	87.97	594	89.72	56.84	0.00
90.01 - 95.00%
With MI:	1,109	228,793,558.92	12.17	7.093	68.30	645	94.68	70.97	100.00
Without MI:	711	148,752,446.03	7.91	7.732	93.26	623	94.77	31.74	0.00
Subtotal (First Lien):	9,270	$1,850,357,640.74	98.45%	7.088%	81.60%	621	85.65%	61.98%	48.36%
Second Lien Loans:
95.01 - 100.00%	603	$29,126,168.05	1.55%	10.724%	0.00%	639	99.94%	79.03%	0.00%
Subtotal (Second Lien):	603	$29,126,168.05	1.55%	10.724%	0.00%	639	99.94%	79.03%	0.00%
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%
*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	%ARM	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	3,141	$710,120,318.59	37.78%	7.091%	75.90%	88.50	61.97%	95.69%
60.01 - 70.00%	1,711	274,143,169.48	14.59	7.008	62.61	83.09	63.16	78.51
70.01 - 80.00%	2,285	489,954,396.83	26.07	6.649	95.38	79.08	70.95	0.00
80.01 - 85.00%	513	78,077,691.77	4.15	7.624	79.27	84.71	69.00	0.00
85.01 - 90.00%	909	149,309,618.04	7.94	7.737	87.97	89.72	56.84	0.00
90.01 - 95.00%	711	148,752,446.03	7.91	7.732	93.26	94.77	31.74	0.00
Subtotal (First Lien):	9,270	$1,850,357,640.74	98.45%	7.088%	81.60%	85.65%	61.98%	48.36%
Second Lien Loans:
95.01 - 100.00%	603	$29,126,168.05	1.55%	10.724%	0.00%	99.94%	79.03%	0.00%
Subtotal (Second Lien):	603	$29,126,168.05	1.55%	10.724%	0.00%	99.94%	79.03%	0.00%
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	85.87%	62.24%	47.61%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	180	$30,115,556.49	1.60%	7.036%	86.57%	580	50.83%	52.49%	0.00%
60.01 - 70.00%	249	53,466,492.60	2.84	6.925	89.31	581	66.58	48.66	0.00
70.01 - 80.00%	798	158,792,409.10	8.45	7.079	90.65	596	77.63	56.06	0.00
80.01 - 85.00%
With MI:	1,066	227,461,048.18	12.10	6.872	66.94	603	84.47	62.23	100.00
Without MI:	380	63,616,077.13	3.38	7.479	77.52	592	84.27	68.40	0.00
85.01 - 90.00%
With MI:	2,010	418,825,721.74	22.28	7.143	73.80	625	89.60	60.02	100.00
Without MI:	707	129,599,248.34	6.90	7.600	87.07	598	89.43	52.51	0.00
90.01 - 95.00%
With MI:	1,203	239,564,007.63	12.75	7.133	68.06	644	94.42	69.89	100.00
Without MI:	874	165,962,209.66	8.83	7.781	92.20	618	93.90	36.09	0.00
95.01 - 100.00%
With MI:	59	8,895,027.01	0.47	7.630	87.30	647	88.47	73.39	100.00
Without MI:	1,744	354,059,842.86	18.84	6.569	97.39	649	80.15	78.42	0.00
Subtotal (First Lien):	9,270	$1,850,357,640.74	98.45%	7.088%	81.60%	621	85.65%	61.98%	48.36%
Second Lien Loans:
95.01 - 100.00%	603	$29,126,168.05	1.55%	10.724%	0.00%	639	99.94%	79.03%	0.00%
Subtotal (Second Lien):	603	$29,126,168.05	1.55%	10.724%	0.00%	639	99.94%	79.03%	0.00%
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	247	$37,288,508.43	1.98%	7.908%	84.03%	511	78.02%	78.49%	22.54%
521 - 540	540	90,659,639.89	4.82	7.699	84.60	532	79.65	76.53	26.66
541 - 560	902	153,300,210.68	8.16	7.646	87.51	551	83.81	71.19	44.11
561 -580	878	151,054,680.61	8.04	7.546	84.03	571	85.01	68.02	52.25
581 - 600	1,435	224,960,818.94	11.97	7.439	81.62	590	85.94	66.88	44.26
601 - 620	1,630	297,486,852.48	15.83	7.177	78.26	610	87.72	65.69	48.39
621 - 640	1,272	262,444,991.57	13.96	7.002	80.21	630	87.90	56.67	55.27
641 - 660	1,063	222,638,893.02	11.85	6.854	76.31	650	86.91	59.86	56.30
661 - 680	732	164,745,801.37	8.77	6.775	79.82	669	86.41	55.43	48.62
681 - 700	488	113,550,217.72	6.04	6.713	75.90	689	85.56	52.58	48.39
701 - 720	336	77,258,299.64	4.11	6.640	78.42	710	85.29	48.29	42.62
721 - 740	159	36,745,803.89	1.96	6.695	75.81	729	85.76	53.01	39.25
741 - 760	118	30,281,227.36	1.61	6.618	79.14	750	85.95	46.49	48.06
761 - 780	53	11,991,187.24	0.64	6.539	80.51	769	83.98	56.01	30.36
781 >=	20	5,076,675.95	0.27	6.835	83.72	794	82.80	56.65	21.69
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Property Type
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	7,358	$1,362,857,120.18	72.51%	7.141%	79.69%	618	85.97%	63.50%	48.69%
PUD	1,005	215,154,616.26	11.45	7.087	83.55	621	84.76	65.46	38.87
2-4 Family	725	164,788,053.19	8.77	7.290	79.99	638	86.15	48.56	55.92
Condo	626	117,760,240.29	6.27	7.068	86.87	635	86.32	56.68	47.06
Manufactured Housing	159	18,923,778.87	1.01	7.244	52.72	639	85.62	89.15	0.00
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization					37 – 48
Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	Months	49 – 60 Months	Total
2/28 ARM (Libor)	$257,712,911.82	$75,432,244.62	$858,212,154.44	$140,886,020.78	$0.00	$0.00	$1,332,243,331.66
Fixed Rate	85,792,093.82	26,675,634.63	25,241,790.97	204,690,782.05	0.00	0.00	342,400,301.47
3/27 ARM (Libor)	112,968,651.25	2,027,590.53	4,992,843.13	49,317,252.35	0.00	0.00	169,306,337.26
Balloon	10,149,328.30	253,375.70	16,749,992.03	0.00	0.00	0.00	27,152,696.03
5/25 ARM (Libor)	727,747.08	3,249,578.92	1,302,280.00	1,832,778.10	0.00	0.00	7,112,384.10
2/13 ARM (Libor)	89,410.85	0.00	198,250.24	348,563.06	0.00	0.00	636,224.15
2/18 ARM (Libor)	107,829.90	0.00	235,517.74	60,391.99	0.00	0.00	403,739.63
3/17 ARM (Libor)	0.00	0.00	0.00	118,116.52	0.00	0.00	118,116.52
3/12 ARM (Libo r)	110,677.97	0.00	0.00	0.00	0.00	0.00	110,677.97
Total:	$467,658,650.99	$107,638,424.40	$906,932,828.55	$397,253,904.85	$0.00	$0.00	$1,879,483,808.79

	Prepayment Penalty Term by Product Type (%)
Amortization
Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	19.34%	5.66%	64.42%	10.58%	0.00%	0.00%	70.88%
Fixed Rate	25.06	7.79	7.37	59.78	0.00	0.00	18.22
3/27 ARM (Libor)	66.72	1.20	2.95	29.13	0.00	0.00	9.01
Balloon	37.38	0.93	61.69	0.00	0.00	0.00	1.44
5/25 ARM (Libor)	10.23	45.69	18.31	25.77	0.00	0.00	0.38
2/13 ARM (Libor)	14.05	0.00	31.16	54.79	0.00	0.00	0.03
2/18 ARM (Libor)	26.71	0.00	58.33	14.96	0.00	0.00	0.02
3/17 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
3/12 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	24.88%	5.73%	48.25%	21.14%	0.00%	0.00%	100.00%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid >
20% Orig. Bal.	6,215	$1,280,744,763.84	68.14%	6.969%	79.79%	625	85.62%	62.61%	47.00%
None	2,621	467,658,650.99	24.88	7.551	79.48	616	87.30	58.25	53.96
2% of UPB	438	55,964,015.27	2.98	7.443	87.75	599	83.60	77.91	30.95
1% of UPB	320	35,672,471.68	1.90	7.585	90.21	610	83.67	73.37	26.55
3% 2% 1% of UPB	109	19,463,485.70	1.04	6.823	94.20	619	80.80	63.62	36.53
Other	170	19,980,421.31	1.06	7.589	83.27	611	83.89	67.31	32.96
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Documentation Type
Mortgage Loans		Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,700	$1,169,857,436.99	62.24%	7.004%	77.51%	615	85.61%	100.00%	48.46%
Stated	2,835	641,798,408.97	34.15	7.393	86.89	635	85.96	0.00	42.74
Limited	338	67,827,962.83	3.61	7.224	67.10	605	89.55	0.00	78.94
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	4	$302,082.81	0.02%	9.368%	90.49%	584	82.13%	100.00%	46.15%
0.01 to 5.00	16	4,325,793.26	0.23	7.167	93.27	653	89.42	100.00	74.25
5.01 to 10.00	47	9,388,962.18	0.50	7.032	86.08	630	85.37	100.00	33.31
10.01 to 15.00	101	16,845,906.11	0.90	7.182	76.11	624	85.45	100.00	53.29
15.01 to 20.00	221	34,755,030.07	1.85	7.064	78.52	614	84.54	100.00	52.89
20.01 to 25.00	377	56,157,539 .94	2.99	7.076	76.14	617	83.90	100.00	50.40
25.01 to 30.00	617	98,836,908.21	5.26	7.088	77.77	614	85.23	100.00	49.05
30.01 to 35.00	928	153,737,369.05	8.18	7.034	75.54	620	84.89	100.00	47.96
35.01 to 40.00	1,177	216,559,579.58	11.52	6.934	80.64	619	85.39	100.00	45.01
40.01 to 45.00	1,529	280,488,105.88	14.92	6.961	79.34	618	85.71	100.00	44.00
45.01 to 50.00	1,547	275,538,315.93	14.66	6.974	72.84	608	86.98	100.00	55.57
50.01 to 55.00	135	22,768,336.61	1.21	7.497	90.61	576	81.57	100.00	37.50
55.01 to 60.00	1	153,507.36	0.01	6.500	0.00	661	75.44	100.00	0.00
Subtotal (Full Doc):	6,700	$1,169,857,436.99	62.24%	7.004%	77.51%	615	85.61%	100.00%	48.46%
Non -Full Doc Loans:
0.01 to 5.00	14	$2,012,927.56	0.11%	7.541%	66.76%	618	88.68%	0.00%	70.28%
5.01 to 10.00	31	5,444,654.83	0.29	7.720	60.01	620	85.76	0.00	58.20
10.01 to 15.00	63	8,959,302.45	0.48	7.476	77.20	632	84.08	0.00	58.04
15.01 to 20.00	124	20,082,065.97	1.07	7.771	88.20	629	85.40	0.00	48.41
20.01 to 25.00	193	32,810,346.62	1.75	7.500	83.25	639	85.37	0.00	47.36
25.01 to 30.00	322	60,314,306.68	3.21	7.494	88.27	631	85.74	0.00	50.27
30.01 to 35.00	458	103,090,294.94	5.49	7.329	88.55	635	85.76	0.00	45.50
35.01 to 40.00	640	153,861,053.65	8.19	7.272	86.85	638	85.17	0.00	40.83
40.01 to 45.00	780	193,256,819.28	10.28	7.264	85.91	633	86.29	0.00	45.37
45.01 to 50.00	534	126,986,757.74	6.76	7.541	78.45	622	89.12	0.00	50.55
50.01 to 55.00	14	2,807,842.08	0.15	7.276	100.00	598	77.67	0.00	32.01
Subtotal (Non-Full Doc):	3,173	$709,626,371.80	37.76%	7.377%	85.00%	632	86.30%	0.00%	46.20%
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	141	$48,720,047.27	2.59%	5.378%	100.00%	656	83.01%	85.59%	38.21%
5.501 to 6.000	579	174,570,730.03	9.29	5.838	100.00	649	82.34	75.66	37.83
6.001 to 6.500	986	267,177,389.11	14.22	6.324	100.00	638	83.08	69.02	39.90
6.501 to 7.000	1,406	334,927,901.76	17.82	6.814	100.00	623	84.34	60.61	42.72
7.001 to 7.500	1,150	239,008,601.68	12.72	7.294	100.00	612	86.61	54.85	45.99
7.501 to 8.000	1,172	214,519,192.89	11.41	7.788	100.00	600	87.19	50.80	46.72
8.001 to 8.500	709	106,315,056.15	5.66	8.286	100.00	597	88.49	46.21	46.59
8.501 to 9.000	537	72,228,995.85	3.84	8.760	100.00	592	88.32	44.87	36.11
9.001 to 9.500	274	30,579,077.31	1.63	9.268	100.00	582	88.04	45.17	26.11
9.501 to 10.000	171	16,869,649.20	0.90	9.753	100.00	574	87.53	45.74	21.22
10.001 to 10.500	35	3,243,033.75	0.17	10.280	100.00	577	87.39	57.95	10.03
10.501 to 11.000	15	1,080,006.55	0.06	10.773	100.00	560	84.17	35.91	15.38
Greater than 11.000	4	691,129.74	0.04	11.291	100.00	546	70.77	22.56	0.00
Subtotal (ARM Loans):	7,179	$1,509,930,811.29	80.34%	7.074%	100.00%	620	85.20%	60.05%	41.87%
Fixed Rate Loans:
Less than 5.501	19	$5,832,415.31	0.31%	5.352%	0.00%	678	87.60%	93.91%	100.00%
5.501 to 6.000	150	41,181,113.12	2.19	5.837	0.00	656	86.40	91.06	80.90
6.001 to 6.500	250	56,336,604.75	3.00	6.326	0.00	643	87.06	77.81	79.84
6.501 to 7.000	399	78,055,605.15	4.15	6.810	0.00	635	87.21	71.66	78.08
7.001 to 7.500	314	48,361,411.21	2.57	7.301	0.00	627	88.35	66.36	79.80
7.501 to 8.000	368	49,927,573.30	2.66	7.784	0.00	612	88.11	65.26	73.43
8.001 to 8.500	226	24,929,743.24	1.33	8.281	0.00	595	88.24	59.25	73.60
8.501 to 9.000	243	24,651,904.22	1.31	8.778	0.00	611	90.18	57.09	61.06
9.001 to 9.500	96	7,538,206.96	0.40	9.287	0.00	600	90.39	61.71	62.04
9.501 to 10.000	100	7,837,384.84	0.42	9.841	0.00	620	92.95	42.69	38.85
10.001 to 10.500	91	6,526,941.18	0.35	10.373	0.00	638	95.89	40.82	11.47
10.501 to 11.000	178	8,230,064.26	0.44	10.964	0.00	622	99.36	83.68	3.63
Greater than 11.000	260	10,144,029.96	0.54	11.559	0.00	599	99.76	91.57	0.80
Subtotal (Fixed Rate):	2,694	$369,552,997.50	19.66%	7.432%	0.00%	629	88.60%	71.20%	71.05%
Total:	9,873	$1,879,483,808.79	100.00%	7.144%	80.34%	622	85.87%	62.24%	47.61%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

			Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	3	$770,292.00	0.05%	5.986%	100.00%	707	80.00%	%	0.00%
3.001 - 3.500	2	314,320.00	0.02	6.226	100.00	627	80.00	53.45	0.00
3.501 - 4.000	7	1,886,005.69	0.12	7.273	100.00	642	94.01	28.77	45.90
4.001 - 4.500	115	18,706,626.05	1.24	7.099	100.00	614	84.04	70.92	42.16
4.501 - 5.000	443	92,833,694.52	6.15	7.337	100.00	625	86.72	51.78	46.93
5.001 - 5.500	219	45,940,963.39	3.04	6.295	100.00	664	78.83	91.07	5.90
5.501 - 6.000	4,550	998,244,018.16	66.11	6.907	100.00	624	85.18	59.93	42.21
6.001 - 6.500	1,713	332,005,716.58	21.99	7.513	100.00	602	85.77	57.89	44.93
6.501 - 7.000	121	18,407,551.39	1.22	8.760	100.00	579	84.31	61.43	34.58
7.001 - 7.500	6	821,623.51	0.05	8.844	100.00	590	92.28	48.01	25.59
Total:	7,179	$1,509,930,811.29	100.00%	7.074%	100.00%	620	85.20%	60.05%	41.87%

		Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	ARM %	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
2.000	2,883	$572,104,060.62	37.89%	7.348%	100.00%	607	90.16%	52.04%	62.96%
3.000	4,296	937,826,750.67	62.11	6.907	100.00	628	82.18	64.94	29.00
Total:	7,179	$1,509,930,811.29	100.00%	7.074%	100.00%	620	85.20%	60.05%	41.87%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

		Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7,179	$1,509,930,811.29	100.00%	100.00%	7.074%	620	85.20%	60.05%	41.87%
Total:	7,179	$1,509,930,811.29	100.00%	100.00%	7.074%	620	85.20%	60.05%	41.87%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$658,417.33	0.04%	4.975%	100.00%	635	85.00%	100.00%	100.00%
11.001 - 11.500	139	48,061,629.94	3.18	5.384	100.00	656	82.98	85.39	37.36
11.501 - 12.000	579	174,570,730.03	11.56	5.838	100.00	649	82.34	75.66	37.83
12.001 - 12.500	986	267,177,389.11	17.69	6.324	100.00	638	83.08	69.02	39.90
12.501 - 13.000	1,406	334,927,901.76	22.18	6.814	100.00	623	84.34	60.61	42.72
13.001 - 13.500	1,150	239,008,601.68	15.83	7.294	100.00	612	86.61	54.85	45.99
13.501 - 14.000	1,172	214,519,192.89	14.21	7.788	100.00	600	87.19	50.80	46.72
14.001 - 14.500	709	106,315,056.15	7.04	8.286	100.00	597	88.49	46.21	46.59
14.501 - 15.000	537	72,228,995.85	4.78	8.760	100.00	592	88.32	44.87	36.11
15.001 - 15.500	274	30,579,077 .31	2.03	9.268	100.00	582	88.04	45.17	26.11
15.501 - 16.000	171	16,869,649.20	1.12	9.753	100.00	574	87.53	45.74	21.22
16.001 - 16.500	35	3,243,033.75	0.21	10.280	100.00	577	87.39	57.95	10.03
16.501 - 17.000	15	1,080,006.55	0.07	10.773	100.00	560	84.17	35.91	15.38
17.001 - 17.500	4	691,129.74	0.05	11.291	100.00	546	70.77	22.56	0.00
Total:	7,179	$1,509,930,811.29	100.00%	7.074%	100.00%	620	85.20%	60.05%	41.87%

Collateral Characteristics – Aggregate (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	22	$6,632,521.09	0.44%	5.389%	100.00%	673	80.62%	100.00%	8.26%
5.501 - 6.000	663	204,701,481.89	13.56	5.738	100.00	651	82.43	77.79	37.99
6.001 - 6.500	1,019	278,369,596.36	18.44	6.307	100.00	637	83.15	68.81	40.57
6.501 - 7.000	1,408	335,692,468.83	22.23	6.813	100.00	623	84.33	60.70	42.62
7.001 - 7.500	1,150	239,008,601.68	15.83	7.294	100.00	612	86.61	54.85	45.99
7.501 - 8.000	1,172	214,519,192.89	14.21	7.788	100.00	600	87.19	50.80	46.72
8.001 - 8.500	709	106,315,056.15	7.04	8.286	100.00	597	88.49	46.21	46.59
8.501 - 9.000	537	72,228,995.85	4.78	8.760	100.00	592	88.32	44.87	36.11
9.001 - 9.500	274	30,579,077.31	2.03	9.268	100.00	582	88.04	45.17	26.11
9.501 - 10.000	171	16,869,649.20	1.12	9.753	100.00	574	87.53	45.74	21.22
10.001 - 10.500	35	3,243,033.75	0.21	10.280	100.00	577	87.39	57.95	10.03
10.501 - 11.000	15	1,080,006.55	0.07	10.773	100.00	560	84.17	35.91	15.38
11.001 - 11.500	4	691,129.74	0.05	11.291	100.00	546	70.77	22.56	0.00
Total:	7,179	$1,509,930,811.29	100.00%	7.074%	100.00%	620	85.20%	60.05%	41.87%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	6,303	$1,332,928,492.02	88.28%	7.042%	100.00%	621	84.60%	60.55%	39.08%
25 - 36	846	169,889,935.17	11.25	7.331	100.00	611	90.09	55.22	63.52
37 >=	30	7,112,384.10	0.47	6.993	100.00	635	80.95	82.47	47.49
Total:	7,179	$1,509,930,811. 29	100.00%	7.074%	100.00%	620	85.20%	60.05%	41.87%

SAIL 2005-HEI Collateral Summary – Group 1

Total Number of Loans	6,913	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$1,434,058,098	Yes	46.4%
Average Loan Principal Balance	$207,444	No	53.6%
Fixed Rate	19.4%
Adjustable Rate	80.6%	Primary Mortgage Insurance Coverage
Prepayment Penalty	75.0%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.1%	Yes	68.7%
Weighted Average Margin	5.9%	No	31.3%
Weighted Average Initial Periodic Cap	2.6%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	13.1%	First	98.4%
Weighted Average Floor	7.1%	Second	1.6%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	354	Loan Purpose
Weighted Average Loan Age (mo.)	2	Cash Out Refinance	46.8%
Weighted Average Combined LTV	86.0%	Purchase	42.0%
Weighted Average Effective Combined LTV	72.1%	Debt Consolidation	6.3%
Weighted Average Full Combined LTV	90.1%	Rate/Term Refinance	4.9%
% of Loans with Junior Liens	22.1%
Non-Zero Weighted Average FICO	622	Geographic Distribution
Non-Zero Weighted Average DTI	38.4%	(Other states account individually for less than
% IO Loans	25.8%	3% of the Statistical Cut-off Date principal balance)
		CA	36.8%
Product Type		FL	8.3%
2/28 ARM (Libor)	70.9%	IL	6.4%
Fixed Rate	17.9%	NY	5.0%
3/27 ARM (Libor)	9.2%	AZ	4.7%
Balloon	1.5%
Other	0.4%	Occupancy Status
		Primary Home	91.4%
Documentation Type		Investment	7.9%
Full	60.8%	Second Home	0.7%
Stated	35.5%
Limited	3.7%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 1

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non - IO Loans:
2/28 ARM (Libor)	3,339	$649,877,802.60	45.32%	7.349%	100.00%	602	85.47%	57.23%	45.04%
2/13 ARM (Libor)	4	636,224.15	0.04	7.188	100.00	592	88.10	54.79	89.61
2/18 ARM (Libor)	3	281,755.71	0.02	7.314	100.00	621	93.09	100.00	78.57
3/27 ARM (Libor)	611	130,778,283.73	9.12	7.350	100.00	609	90.05	52.39	61.54
5/25 ARM (Libor)	16	4,870,252.80	0.34	7.078	100.00	646	82.02	90.20	57.60
Balloon	399	21,468,790.20	1.50	10.640	0.00	643	99.94	76.57	0.00
Fixed Rate	1,567	255,718,488.18	17.83	7.188	0.00	626	87.83	68.97	75.09
Subtotal (Non-IOs):	5,939	$1,063,631,597.37	74.17%	7.375%	73.94%	609	86.88%	60.01%	53.48%
Interest-Only Loans:
2/28 ARM (Libor)	965	$367,061,105.58	25.60%	6.429%	100.00%	659	83.49%	63.07%	25.54%
3/27 ARM (Libor)	5	1,756,252.93	0.12	6.346	100.00	653	92.49	68.06	100.00
Fixed Rate	4	1,609,142.33	0.11	6.407	0.00	670	87.60	75.19	100.00
Subtotal (IO Loans):	974	$370,426,500.84	25.83%	6.429%	99.57%	659	83.55%	63.15%	26.22%
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	19	$8,153,271.09	2.20%	6.574%	100.00%	642	93.07%	59.69%	76.82%
36	4	1,518,252.94	0.41	6.126	100.00	657	93.66	78.73	100.00
60	951	360,754,976.81	97.39	6.427	99.55	660	83.29	63.16	24.77
Total:	974	$370,426,500.84	100.00%	% 6.429	99.57%	659	83.55%	63.15%	26.22%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	512	$18,190,440.73	1.27%	9.828%	38.17%	606	89.60%	86.73%	12.95%
50,000.01 - 100,000.00	1,442	109,112,485.54	7.61	8.185	58.27	606	86.78	74.07	36.25
100,000.01 - 150,000.00	1,307	161,785,215.70	11.28	7.732	68.13	606	87.27	68.94	48.80
150,000.01 - 200,000.00	915	158,934,331.23	11.08	7.390	79.17	607	86.24	63.07	50.54
200,000.01 - 250,000.00	642	143,494,539.19	10.01	7.205	82.42	615	86.34	62.76	50.83
250,000.01 - 300,000.00	482	132,138,105.39	9.21	7.036	82.43	623	85.76	50.96	50.13
300,000.01 - 350,000.00	302	98,207,940.05	6.85	6.888	81.00	624	85.84	56.49	54.89
350 ,000.01 - 400,000.00	398	149,399,972.00	10.42	6.764	84.58	635	86.08	56.30	51.83
400,000.01 - 450,000.00	312	132,609,126.67	9.25	6.641	87.18	638	85.51	58.10	52.87
450,000.01 - 500,000.00	205	97,292,936.47	6.78	6.632	92.34	633	85.02	60.49	45.32
500,000.01 - 550,000.00	142	74,741,068.79	5.21	6.622	90.88	641	86.77	59.19	57.11
550,000.01 - 600,000.00	129	74,198,486.39	5.17	6.473	92.19	638	84.48	58.82	41.80
600,000.01 - 650,000.00	61	38,221,834.65	2.67	6.792	90.18	619	84.53	52.44	11.46
650,000.01 >=	64	45,731,615.41	3.19	6.937	86.05	629	83.57	50.25	4.31
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	6,468	$1,411,049,684.26	98.40%	7.073%	81.87%	622	85.79%	60.54%	47.20%
2nd Lien	445	23,008,413.95	1.60	10.675	0.00	642	99.94	77.62	0.00
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,033	$671,302,348.94	46.81%	7.073%	73.46%	610	86.36%	61.44%	59.04%
Purchase	3,144	602,073,259.37	41.98	7.208	88.47	639	86.08	59.46	33.83
Debt Consolidation	346	91,062,077.48	6.35	7.013	92.23	610	83.65	57.18	36.46
Rate/Term Refinance	390	69,620,412.42	4.85	7.174	65.35	610	85.31	71.26	46.99
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non -Zero Weighted Avg. FICO	% ARM	Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	6,058	$1,310,723,507.67	91.40%	7.065%	80.33%	620	86.02%	62.00%	44.98%
Investment	804	113,106,656.25	7.89	7.854	84.35	641	85.93	49.13	61.27
Second Home	51	10,227,934.29	0.71	7.502	67.96	636	87.05	38.50	68.91
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Original Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non –Zero Weighted Avg. FICO	Weighted Avg. Original CLTV	Full Doc (%)	% MI
1 - 180	508	$29,771,482.63	2.08%	9.954%	2.14%	638	96.17%	73.12%	11.98%
181 - 240	41	5,149,084.78	0.36	7.187	5.47	633	89.15	70.47	88.46
241 - 360	6,364	1,399,137,530.80	97.56	7.070	82.50	622	85.79	60.52	47.02
Total:	6,913	$$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity

(months )	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	508	$29,771,482.63	2.08%	9.954%	2.14%	638	96.17%	73.12%	11.98%
181 - 240	41	5,149,084.78	0.36	7.187	5.47	633	89.15	70.47	88.46
241 - 360	6,364	1,399,137,530.80	97.56	7.070	82.50	622	85.79	60.52	47.02
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,490	$527,619,440.30	36.79%	6.590%	88.73%	637	84.92%	57.90%	43.61%
FL	636	119,001,172.76	8.30	7.412	74.44	614	86.89	53.31	56.97
IL	472	92,459,306.49	6.45	7.438	87.19	616	86.58	53.03	48.38
NY	222	72,027,452.52	5.02	7.229	65.36	622	89.92	45.40	74.37
AZ	427	67,984,199.86	4.74	7.282	85.01	621	85.98	71.09	37.11
TX	353	41,931,790.49	2.92	7.867	74.39	609	85.04	63.96	30.47
NJ	149	37,735,825.23	2.63	7.505	77.82	618	86.44	48.26	62.30
MD	164	36,438,619.26	2.54	7.259	79.74	611	87.36	68.37	61.95
CO	192	36,383,866.74	2.54	7.056	86.13	610	85.51	77.82	25.89
OH	313	33,055,169.44	2.31	7.711	49.75	597	88.53	77.91	51.89
Other	2,495	369,421,255.12	25.76	7.510	74.61	612	86.17	67.45	43.07
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	112	$19,791,373.29	1.38%	7.201%	87.92%	568	50.87%	51.46%	0.00%
60.01 - 70.00%	206	40,964,881.25	2.86	6.993	87.49	576	66.54	46.91	0.00
70.01 - 80.00%	1,538	381,566,044.50	26.61	6.615	95.63	639	79.18	69.62	0.00
80.01 - 85.00%
With MI:	759	170,943,088.54	11.92	6.881	68.09	603	84.46	59.69	100.00
Without MI:	418	66,642,505.43	4.65	7.535	76.96	592	84.69	69.98	0.00
85.01 - 90.00%
With MI:	1,483	323,687,333.32	22.57	7.159	73.51	624	89.65	58.52	100.00
Without MI:	651	116,975,851.06	8.16	7.659	87.65	597	89.68	56.72	0.00
90.01 - 95.00%
With MI:	778	171,340,573.85	11.95	7.102	68.86	643	94.73	69.17	100.00
Without MI:	523	119,138,033.02	8.31	7.710	93.16	625	94.76	30.46	0.00
Subtotal (First Lien):	6,468	$1,411,049,684.26	98.40%	7.073%	81.87%	622	85.79%	60.54%	47.20%
Second Lien Loans:
95.01 – 100.00%	445	$23,008,413.95	1.60%	10.675%	0.00%	641	99.94%	77.62%	0.00%
Subtotal (Second Lien):	445	$23,008,413.95	1.60%	10.675%	0.00%	641	99.94%	77.62%	0.00%
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:	2,206	$533,462,630.59	37.20%	7.104%	75.69%	618	88.78%	60.39%
< = 60.00%	1,132	193,264,619.66	13.48	6.984	63.03	624	83.11	60.65	96.29%
60.01 - 70.00%	1,538	381,566,044.50	26.61	6.615	95.63	639	79.18	69.62	78.80
70.01 - 80.00%	418	66,642,505.43	4.65	7.535	76.96	592	84.69	69.98	0.00
80.01 - 85.00%	651	116,975,851.06	8.16	7.659	87.65	597	89.68	56.72	0.00
85.01 - 90.00%	523	119,138,033.02	8.31	7.710	93.16	625	94.76	30.46	0.00
90.01 - 95.00%	6,468	$1,411,049,684.26	98.40%	7.073%	81.87%	622	85.79	60.54%	0.00
Subtotal (First Lien):	445	$23,008,413.95	1.60%	10.675%	0.00%	641	99.94%	77.62%	47.20%
Second Lien Loans:	445	$23,008,413.95	1.60%	10.675%	0.00%	641	99.94	77.62%
95.01 – 100.00%	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02	60.82%	0.00%
Subtotal (Second Lien):	2,206	$533,462,630.59	37.20%	7.104%	75.69%	618	88.78%	60.39%	0.00%
Total:	1,132	193,264,619.66	13.48	6.984	63.03	624	83.11	60.65	46.44%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%								0.00%
60.01 - 70.00%								0.00
70.01 - 80.00%								0.00
80.01 - 85.00%
With MI:								100.00
Without MI:								0.00
85.01 - 90.00%
With MI:								100.00
Without MI:								0.00
90.01 - 95.00%
With MI:								100.00
Without MI:								0.00
95.01 - 100.00%
With MI:								100.00
Without MI:								0.00
Subtotal (First Lien):								47.20%
Second Lien Loans:
95.01 – 100.00%								0.00%
Subtotal (Second Lien):								0.00%
Total:								46.44%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	176	$27,897,958.74	1.95%	7.896%	84.81%	511	78.29%	79.97%	23.03%
521 - 540	384	68,670,316.68	4.79	7.669	83.24	532	79.47	73.41	25.47
541 - 560	655	116,91 6,953.29	8.15	7.622	87.36	551	83.88	71.79	43.93
561 - 580	636	118,998,737.88	8.30	7.513	84.25	571	85.05	66.77	53.08
581 - 600	1,002	169,311,943.65	11.81	7.433	80.92	590	86.28	64.06	45.63
601 - 620	1,133	225,716,575.58	15.74	7.180	78.04	610	87.96	64.34	48.06
621 - 640	875	196,183,440.28	13.68	7.020	80.08	630	88.30	54.03	53.72
641 - 660	701	163,818,927.56	11.42	6.842	78.20	650	87.17	58.95	55.00
661 - 680	517	129,593,260.71	9.04	6.744	79.26	669	86.21	54.34	45.52
681 - 700	333	86,274,847.34	6.02	6.703	74.89	690	85.98	52.84	44.90
701 - 720	244	61,843,227.58	4.31	6.619	80.38	710	85.00	48.32	40.00
721 - 740	118	30,119,038.99	2.10	6.638	78.85	730	85.49	51.79	33.10
741 - 760	89	24,709,957.25	1.72	6.587	84.28	751	85.79	44.24	41.44
761 - 780	35	9,312,644.50	0.65	6.477	85.86	769	85.07	52.71	28.69
781 >=	15	4,690,268.18	0.33	6.771	87.05	794	82.18	53.08	19.91
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	%ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	5,116	$1,034,730,249.16	72.15%	7.124%	79.97%	619	86.16%	61.94%	48.03%
PUD	697	165,505,018.82	11.54	7.077	83.30	622	84.70	64.49	36.79
2-4 Family	506	126,484,775.00	8.82	7.275	81.44	638	86.39	46.01	55.08
Condo	435	88,414,276.36	6.17	7.071	87.02	635	86.41	55.87	43.45
Manufactured Housing	159	18,923,778.87	1.32	7.244	52.72	639	85.62	89.15	0.00
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$196,301,307.06	$60,931,555.71	$652,853,984.86	$106,852,060.55	$0.00	$0.00	$1,016,938,908.18
Fixed Rate	64,030,435.85	22,026,880.02	20,022,701.36	151,247,613.28	0.00	0.00	257,327,630.51
3/27 ARM (Libor)	89,814,192.94	1,470,504.37	3,426,796.70	37,823,042.65	0.00	0.00	132,534,536.66
Balloon	7,757,193.55	144,000.00	13,567,596.65	0.00	0.00	0.00	21,468,790.20
5/25 ARM (Libor)	308,412.00	2,794,907.80	977,030.00	789,903.00	0.00	0.00	4,870,252.80
2/13 ARM (Libor)	89,410.85	0.00	198,250.24	348,563.06	0.00	0.00	636,224.15
2/18 ARM (Libor)	107,829.90	0.00	113,533.82	60,391.99	0.00	0.00	281,755.71
Total:	$358,408,782.15	$87,367,847.90	$691,159,893.63	$297,121,574.53	$0.00	$0.00	$1,434,058,098.21

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	19.30%	5.99%	64.20%	10.51%	$0.00	0.00%	70.91%
Fixed Rate	24.88	8.56	7.78	58.78	0.00	0.00	17.94
3/27 ARM (Libor)	67.77	1.11	2.59	28.54	0.00	0.00	9.24
Balloon	36.13	0.67	63.20	0.00	0.00	0.00	1.50
5/25 ARM (Libor)	6.33	57.39	20.06	16.22	0.00	0.00	0.34
2/13 ARM (Libor)	14.05	0.00	31.16	54.79	0.00	0.00	0.04
2/18 ARM (Libor)	38.27	0.00	40.30	21.43	0.00	0.00	0.02
Total:	24.99%	6.09%	48.20%	20.72%	$0.00	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid >
20% Orig. Bal.	4,395	$988,109,345.76	68.90%	6.950%	80.16%	626	85.77%	61.54%	45.72%
None	1,860	358,408,782.15	24.99	7.541	79.97	617	87.40	55.96	52.70
2% of UPB	289	37,699,193.09	2.63	7.510	85.55	595	83.38	77.57	25.43
1% of UPB	200	23,819,422.17	1.66	7.684	88.35	607	84.01	74.23	29.56
3% 2% 1% of UPB	66	13,174,594.83	0.92	6.857	96.27	613	80.04	61.64	34.53
Other	103	12,846,760.21	0.90	7.702	82.21	606	84.34	65.83	32.28
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,580	$872,154,432.42	60.82%	6.979%	77.75%	616	85.74%	100.00%	47.01%
Stated	2,076	508,898,116.99	35.49	7.379	86.61	635	86.11	0.00	42.10
Limited	257	53,005,548.80	3.70	7.241	68.57	606	89.80	0.00	78.76
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	2	$82,726.55	0.01%	9.093%	65.28%	598	79.34%	100.00%	0.00%
0.01 to 5.00	12	3,488,576.25	0.24	7.021	91.65	655	89.26	100.00	68.07
5.01 to 10.00	34	7,647,227.16	0.53	6.966	85.65	628	85.23	100.00	28.66
10.01 to 15.00	70	12,694,723.95	0.89	7.131	74.04	622	86.82	100.00	52.68
15.01 to 20.00	146	24,625,544.05	1.72	7.053	80.40	612	84.59	100.00	50.67
20.01 to 25.00	243	38,569,138.72	2.69	7.073	74.15	613	83.46	100.00	48.24
25.01 to 30.00	415	71,562,549.07	4.99	7.071	77.21	614	85.80	100.00	48.07
30.01 to 35.00	635	112,090,008.43	7.82	7.018	76.73	622	84.97	100.00	45.98
35.01 to 40.0 0	818	164,343,442.81	11.46	6.908	81.25	621	85.52	100.00	42.30
40.01 to 45.00	1,044	211,642,106.03	14.76	6.929	79.85	619	85.72	100.00	41.72
45.01 to 50.00	1,063	207,932,086.53	14.50	6.953	72.68	608	87.13	100.00	56.48
50.01 to 55.00	97	17,322,795.51	1.21	7.503	90.23	574	81.49	100.00	37.32
55.01 to 60.00	1	153,507.36	0.01	6.500	0.00	661	75.44	100.00	0.00
Subtotal (Full Doc):	4,580	$872,154,432.42	60.82%	6.979%	77.75%	616	85.74%	%	47.01%
Non -Full Doc Loans:
0.01 to 5.00	10	$1,610,304.78	0.11%	7.507%	83.46%	605	88.79%	0.00%	62.86%
5.01 to 10.00	25	4,271,784.56	0.30	7.704	58.99	611	85.29	0.00	55.50
10.01 to 15.00	39	5,741,729.31	0.40	7.633	70.92	642	85.57	0.00	57.69
15.01 to 20.00	82	13,511,743.40	0.94	7.958	88.50	624	85.79	0.00	54.56
20.01 to 25.00	124	21,731,683.93	1.52	7.616	82.62	635	86.05	0.00	44.61
25.01 to 30.00	237	47,367,967.92	3.30	7.508	88.91	630	85.90	0.00	48.80
30.01 to 35.00	327	79,008,730.82	5.51	7.352	88.91	635	85.80	0.00	43.88
35.01 to 40.00	483	126,574,981.8 3	8.83	7.234	86.62	638	85.01	0.00	38.82
40.01 to 45.00	583	156,586,196.65	10.92	7.243	85.70	634	86.66	0.00	45.46
45.01 to 50.00	413	103,231,593.00	7.20	7.505	78.28	624	89.09	0.00	51.90
50.01 to 55.00	10	2,266,949.59	0.16	7.163	100.00	602	78.01	0.00	23.98
Subtotal (Non-Full Doc):	2,333	$561,903,665.79	39.18%	7.366%	84.91%	632	86.46%	0.00%	45.56%
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	109	$42,730,923.06	2.98%	5.380%	100.00%	659	83.24%	85.09%	38.99%
5.501 to 6.000	377	136,035,934.52	9.49	5.831	100.00	652	83.01	74.54	37.89
6.001 to 6.500	665	207,204,027.42	14.45	6.323	100.00	640	83.32	68.11	37.81
6.501 to 7.000	928	250,578,397.03	17.47	6.811	100.00	623	84.38	58.47	40.47
7.001 to 7.500	785	178,935,050.10	12.48	7.298	100.00	610	86.69	53.81	45.72
7.501 to 8.000	863	169,314,020.68	11.81	7.791	100.00	599	87.23	49.50	45.40
8.001 to 8.500	495	80,022,876.18	5.58	8.291	100.00	597	88.49	41.73	46.93
8.501 to 9.000	380	52,761,408.92	3.68	8.752	100.00	596	88.80	43.38	35.27
9.001 to 9.500	195	23,209,783.77	1.62	9.259	100.00	583	88.25	41.52	28.83
9.501 to 10.000	104	10,568,054.09	0.74	9.758	100.00	570	87.45	42.20	22.74
10.001 to 10.500	30	2,730,556.50	0.19	10.270	100.00	574	86.74	68.82	10.69
10.501 to 11.000	9	672,653.74	0.05	10.693	100.00	574	87.00	36.00	24.70
Greater than 11.000	3	497,991.49	0.03	11.210	100.00	526	72.77	31.32	0.00
Subtotal (ARM Loans):	4,943	$1,155,261,677.50	80.56%	7.054%	100.00%	621	85.36%	58.70%	40.89%
Fixed Rate Loans:
Less than 5.501	13	$4,233,279.67	0.30%	5.355%	0.00%	679	87.51%	91.61%	100.00%
5.501 to 6.000	110	32,206,327.54	2.25	5.832	0.00	655	86.89	92.34	81.06
6.001 to 6.500	173	39,775,250.25	2.77	6.336	0.00	638	87.25	75.46	78.49
6.501 to 7.000	291	59,823,644.02	4.17	6.818	0.00	632	87.28	69.30	76.47
7.001 to 7.500	228	36,138,762.86	2.52	7.312	0.00	627	88.28	65.94	76.22
7.501 to 8.000	275	38,610,609.89	2.69	7.788	0.00	612	88.50	63.29	73.23
8.001 to 8.500	159	17,784,711.54	1.24	8.275	0.00	596	87.91	57.29	71.09
8.501 to 9.000	180	18,339,791.54	1.28	8.783	0.00	610	90.14	55.02	56.94
9.001 to 9.500	79	6,156,375.64	0.43	9.285	0.00	600	90.68	60.59	64.83
9.501 to 10.000	78	6,452,383.29	0.45	9.838	0.00	624	93.22	37.92	38.95
10.001 to 10.500	70	5,357,193.84	0.37	10.368	0.00	641	96.43	38.51	13.36
10.501 to 11.000	135	6,520,100.89	0.45	10.967	0.00	621	99.35	82.77	3.19
Greater than 11.000	179	7,397,989.74	0.52	11.557	0.00	601	99.87	91.19	0.00
Subtotal (Fixed Rate):	1,970	$278,796,420.71	19.44%	7.449%	0.00%	627	88.76%	69.59%	69.45%
Total:	6,913	$1,434,058,098.21	100.00%	7.131%	80.56%	622	86.02%	60.82%	46.44%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	2	$633,640.00	0.05%	5.956%	100.00%	710	80.00%	100.00%	0.00%
3.501 - 4.000	6	1,620,083.83	0.14	7.309	100.00	639	93.85	17.08	37.02
4.001 - 4.500	65	11,775,782.31	1.02	7.109	100.00	609	84.14	71.37	41.45
4.501 - 5.000	304	67,527,544.06	5.85	7.376	100.00	623	86.64	49.75	43.69
5.001 - 5.500	142	37,405,738.04	3.24	6.271	100.00	664	79.53	89.36	6.79
5.501 - 6.000	3,166	773,274,450.47	66.94	6.887	100.00	626	85.42	58.74	41.78
6.001 - 6.500	1,173	249,295,933.54	21.58	7.513	100.00	600	85.66	56.17	42.67
6.501 - 7.000	82	13,387,681.02	1.16	8.656	100.00	588	85.74	55.19	40.31
7.001 - 7.500	3	340,824.23	0.03	7.997	100.00	569	92.30	54.05	0.00
Total:	4,943	$1,155,261,677.50	100.00%	7.054%	100.00%	621	85.36%	58.70%	40.89%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non –Zero Weighted Avg. FICO	Weighted Avg. Original C LTV (%)	Full Doc (%)	% MI
2.000	2,105	$444,153,211.68	38.45%	7.328%	100.00%	607	90.22%	50.98%	62.47%
3.000	2,838	711,108,465.82	61.55	6.883	100.00	630	82.32	63.52	27.40
Total:	4,943	$1,155,261,677.50	100.00%	7.054	100.00%	621	85.36%	58.70%	40.89%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4,943	$1,155,261,677.50	100.00%	7.054%	100.00%	621	85.36%	58.70%	40.89%
Total:	4,943	$1,155,261,677.50	100.00%	7.054%	100.00%	621	85.36%	58.70%	40.89%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$658,417.33	0.06%	4.975%	100.00%	635	85.00%	100.00%	100.00%
11.001 - 11.500	107	42,072,505.73	3.64	5.386	100.00	659	83.22	84.86	38.04
11.501 - 12.000	377	136,035,934.52	11.78	5.831	100.00	652	83.01	74.54	37.89
12.001 - 12.500	665	207,204,027.42	17.94	6.323	100.00	640	83.32	68.11	37.81
12.501 - 13.000	928	250,578,397.03	21.69	6.811	100.00	623	84.38	58.47	40.47
13.001 - 13.500	785	178,935,050.10	15.49	7.298	100.00	610	86.69	53.81	45.72
13.501 - 14.000	863	169,314,020.68	14.66	7.791	100.00	599	87.23	49.50	45.40
14.001 - 14.500	495	80,022,876.18	6.93	8.291	100.00	597	88.49	41.73	46.93
14.501 - 15.000	380	52,761,408.92	4.57	8.752	100.00	596	88.80	43.38	35.27
15.001 - 15.500	195	23,209,783.77	2.01	9.259	100.00	583	88.25	41.52	28.83
15.501 - 16.000	104	10,568,054.09	0.91	9.758	100.00	570	87.45	42.20	22.74
16.001 - 16.500	30	2,730,556.50	0.24	10.270	100.00	574	86.74	68.82	10.69
16.501 - 17.000	9	672,653.74	0.06	10.693	100.00	574	87.00	36.00	24.70
17.001 - 17.500	3	497,991.49	0.04	11.210	100.00	526	72.77	31.32	0.00
Total:	4,943	$1,155,261,677.50	100.00%	7.054%	100.00%	621	85.36%	58.70%	40.89%

Collateral Characteristics – Group 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

		Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	17	$6,068,624.09	0.53%	5.392%	100.00%	672	80.72%	100.00%	9.03%
5.501 - 6.000	448	163,654,543.67	14.17	5.725	100.00	655	82.95	76.61	37.92
6.001 - 6.500	685	215,647,717.24	18.67	6.306	100.00	639	83.47	68.09	38.92
6.501 - 7.000	929	251,178,397.03	21.74	6.810	100.00	623	84.37	58.57	40.37
7.001 - 7.500	785	178,935, 050.10	15.49	7.298	100.00	610	86.69	53.81	45.72
7.501 - 8.000	863	169,314,020.68	14.66	7.791	100.00	599	87.23	49.50	45.40
8.001 - 8.500	495	80,022,876.18	6.93	8.291	100.00	597	88.49	41.73	46.93
8.501 - 9.000	380	52,761,408.92	4.57	8.752	100.00	596	88.80	43.38	35.27
9.001 - 9.500	195	23,209,783.77	2.01	9.259	100.00	583	88.25	41.52	28.83
9.501 - 10.000	104	10,568,054.09	0.91	9.758	100.00	570	87.45	42.20	22.74
10.001 - 10.500	30	2,730,556.50	0.24	10.270	100.00	574	86.74	68.82	10.69
10.501 - 11.000	9	672 ,653.74	0.06	10.693	100.00	574	87.00	36.00	24.70
11.001 - 11.500	3	497,991.49	0.04	11.210	100.00	526	72.77	31.32	0.00
Total:	4,943	$1,155,261,677.50	100.00%	7.054%	100.00%	621	85.36%	58.70%	40.89%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non -Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	4,310	$1,017,502,084.62	88.08%	7.017%	100.00%	622	84.76%	59.33%	38.06%
25 - 36	617	132,889,340.08	11.50	7.332	100.00	610	90.06	52.72	61.89
37 >=	16	4,870,252.80	0.42	7.078	100.00	646	82.02	90.20	57.60
Total:	4,943	$1,155,261,677.50	100.00%	7.054%	100.00%	621	85.36%	58.70%	40.89%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document .  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in t he Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.